UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 16, 2019

Menlo Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Cardinal Way, 2nd Floor

Redwood City, California 94063

(Address of principal executive offices, including ZIP code)

(650) 486-1416

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	MNLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Regulation FD Disclosure.

On December 16, 2019, the Company announced that its special stockholder meeting will be held at 8:00 AM, Pacific Standard Time, on February 6, 2020.

Additional Information and Where to Find It

Menlo has filed a Registration Statement on Form S-4 containing a joint proxy statement/prospectus of Menlo and Foamix and other documents concerning the proposed merger with the SEC. BEFORE MAKING ANY VOTING DECISION, MENLO’S AND FOAMIX’S RESPECTIVE STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF MENLO AND FOAMIX WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Security holders may obtain a free copy of the Form S-4, including the joint proxy statement/prospectus, and other documents filed by Menlo and Foamix with the SEC at the SEC’s website at www.sec.gov. Investors and stockholders will be able to obtain a free copy of the Form S-4, including the joint proxy statement/prospectus, and other documents containing important information about Menlo and Foamix through the website maintained by the SEC at www.sec.gov. Menlo and Foamix make available free of charge at http://ir.menlotherapeutics.com/financials/sec-filings and https://www.foamix.com/investors/sec-filings, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Menlo, Foamix and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Menlo and Foamix in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of Menlo’s directors and officers in Menlo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 28, 2019, and its definitive proxy statement for the 2019 annual meeting of stockholders, which was filed with the SEC on May 10, 2019. Security holders may obtain information regarding the names, affiliations and interests of Foamix’s directors and officers in Foamix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 28, 2019, and its definitive proxy statement for the 2019 annual meeting of stockholders, which was filed with the SEC on March 11, 2019. To the extent the holdings of Menlo securities by Menlo’s directors and executive officers or the holdings of Foamix securities by Foamix’s directors and executive officers have changed since the amounts set forth in Menlo’s or Foamix’s respective proxy statement for its 2019 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the joint proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Menlo’s website at http://ir.menlotherapeutics.com/financials/sec-filings and Foamix’s website at https://www.foamix.com/investors/sec-filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Menlo Therapeutics, Inc.

/s/ Kristine Ball
Date: December 16, 2019	By: Kristine Ball
Senior Vice President, Corporate Strategy and
Chief Financial Officer